COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 6:	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Group leases office space through operating leases. The facilities of the Company and its subsidiaries are leased for periods ending February 2019. No Future lease commitments under non-cancelable operating leases as of December 31, 2019.

Commencing February 2019, the Company enters on a monthly basis into non-obligating lease contract with a monthly rental charge that ranged from $ 10 to $ 15 during that period.

b.	Royalty commitments:

The Company is committed to pay royalties to Israel Innovation Authority ("IIA"), formerly known as the Office of the Chief Scientist, of the Ministry of Industry, Trade and Labor of the Government of Israel on proceeds from sales of products resulting from the research and development projects in which the IIA participated. In the event that development of a specific product in which the IIA participated is successful, the Company will be obligated to repay the grants through royalty payments at the rate of 3% to 5% based on the sales of the Company, up to 100%-150% of the grants received linked to the dollar. Grants received after January 1999 are subject to interest at a rate equal to the 12 months LIBOR rate. The obligation to pay these royalties is contingent upon actual sales of the products and, in the absence of such sales, no payment is required.

As of December 31, 2019, the Company had a contingent liability to pay royalties in the amount of approximately $ 8,236 plus interest for grants received after January 1999.

The Company has paid or accrued royalties in its cost of revenues relating to the repayment of such IIA grants in the amount of $ 51, $ 66 and $ 92 for the years ended December 31, 2019, 2018 and 2017, respectively.

c.	Claims and demands:

1.	Claims related to discontinued operations:

The Company is a party to various tax claims that arose in TABS Brazil a subsidiary which was discontinued in 2009. During 2019, the Company reassessed the likelihood of those tax claims and based on its legal advisors opinion it concluded that they have become remote.

In August 2007, the Company’s Brazilian subsidiary, TABS Brazil, was ordered by the Labor Law Court in Brazil to pay approximately $42 to one of its former employees. Such amount bears a 1% interest rate per month from the date that the claim was filed, accumulating to $110 as of December 31, 2019, was recorded within discontinued operations.

2.
The Israeli Government, through the Fund for Encouragement of Marketing Activities, awarded C. Mer Industries Ltd. ("C. Mer"), the former parent of the Company grants for participation in foreign marketing expenses, partially related to the Company's marketing activities for the years 1996 - 1998. As of December 31, 2019, a provision which was recorded in prior years with respect to this demand was reversed since based on a legal opinion the statute of limitation of this demand expired in 2019.